BT INVESTMENT FUNDS

Latin American Equity Fund
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Supplement to Prospectus dated January 31, 1997

     Under the sub-section entitled "Portfolio Managers," on page 30, please delete the biography of Maria-Elena Carrion in its entirety. Effective May, 1997, Michael Levy has taken over the day-to-day management of the Latin American Equity Portfolio. As noted in the prospectus, Mr. Levy also heads the Bankers Trust international active equity team.


                                                         July 1, 1997



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